                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21903
                                              -----------------------

                     Nuveen Global Value Opportunities Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: June 30, 2007
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                              Semi-Annual Report
                                                                   JUNE 30, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN
                                                     GLOBAL VALUE
                                                     OPPORTUNITIES FUND
                                                     JGV

  High Level of Total Return from a Diversified Global
    Portfolio Primarily Invested in Equity and Debt
                       Securities

                                                         NUVEEN INVESTMENTS LOGO

                             Life is complex.

                                         Nuveen
                                            makes things
                                        e-simple.

                                        -----------------------------------

                                        It only takes a minute to sign up
                                        for e-Reports. Once enrolled,
                                        you'll receive an e-mail as soon as
                                        your Nuveen Investments Fund
                                        information is ready--no more
                                        waiting for delivery by regular
                                        mail. Just click on the link within
                                        the e-mail to see the report, and
                                        save it on your computer if you
                                        wish.

Free e-Reports right to your e-mail!

    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Fund, its portfolio management strategies or its dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
August 15, 2007

Portfolio Manager's COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JGV

The Fund's investment portfolio is managed by Tradewinds Global Investors, LLC. (Tradewinds), is a wholly-owned subsidiary of Nuveen Investments.

David Iben, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds is responsible for the strategy and overall portfolio management of the Fund. Dave has over 25 years of investment management experience. Here Dave speaks about the performance of the Fund for the six-month period ending June 30, 2007.

WHAT STRATEGIES AND TACTICS DID YOU USE TO MANAGE THE FUND'S ASSETS OVER THE SIX-MONTH PERIOD?

Our basic investment philosophy is to search around the globe for good or improving business franchises whose securities are selling below their intrinsic value. In the first half of 2007, we found the best value opportunities in the securities of those businesses that were most influenced by the growth of global economies. We continued to like materials, food, and agriculture and, once again, found some value in energy stocks following their pullback in the first part of the year. We were quite comfortable not holding financial and retail stocks in the developed markets as they continued to appear aggressively valued. On the fixed-income side, we continued to find some value in mortgage products, both in interest only strips and adjustable rate offerings. Corporate and high yield bonds remained unattractive to us during the period. Over the period we continued to believe the writing of covered calls was an attractive way to enhance yield and expected total return. Writing call options was attractive due to higher implied volatility, higher interest rates and higher valuations for common stocks.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD?

Fund performance results, as well as the performance of a comparative benchmark, are presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
For the six months ended 6-30-07

JGV                                                             4.90%

Comparative Benchmark(1)                                        8.44%


--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, please see the Performance Overview page in this report.
--------------------------------------------------------------------------------


As indicated in the accompanying table, the Fund underperformed its comparative benchmark for the six months ending June 30, 2007.

--------------------------------------------------------------------------------
1 JGV's Benchmark comprised of 1) 80% MSCI All Country World Index 2) 15% Lehman US Aggregate Bond Index 3) 5% Lehman High Yield Index. The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. The Lehman US Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included.
--------------------------------------------------------------------------------


Our equity holdings in the materials, consumer staples, industrials and energy sectors were the largest contributors to positive performance. Our overweight exposure to the materials sector, relative to the MSCI World Index, enhanced the positive returns. The three strongest individual contributors to performance were Tyson Foods, Apex Silver Mines, and Smithfield Foods. CDW Corp, another significant contributor, benefited greatly from private equity takeover news. Our global focus allowed us to participate in the fast growing world markets and benefit from the decreasing dollar.

The Fund's detractors over this period were Nippon Telegraph & Telephone, AngloGold Ashanti and Newmont Mining. Although their performance was disappointing, we believe that all three companies are trading below their intrinsic value and we have opportunistically increased our positions in these holdings as their stock prices have declined.

Use of fixed-income and call writing strategies are meant to increase alpha and lower beta. However, the lower beta approach detracts from performance during especially exuberant times, such as we have witnessed over the past six months.

Distribution and Share Price
                                                                     INFORMATION

We are providing you with information regarding your Fund's distributions. This information is as of June 30, 2007, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes. On March 1, 2007, Nuveen Investments announced that JGV would be moving from a monthly to a quarterly distribution schedule. JGV's last monthly distribution was paid on April 2, 2007, and its first quarterly distribution was paid on July 2, 2007.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

- The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)

- A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year, based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your

  Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's distributions and total return performance for the six months ended June 30, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

----------------------------------------------------------------------------
As of 6/30/2007                                                          JGV
----------------------------------------------------------------------------
 Inception date                                                      7/24/06
 Six months ended 6/30/07:
   Per share distribution:
   From net investment income                                          $0.26
   From realized capital gains                                            --
   From return of capital                                               0.47
                                                                     -------
 Total per share distribution                                          $0.73
                                                                     =======
 Distribution rate on NAV                                              3.53%
 Cumulative six-month total return on NAV                              4.90%
 Annualized since inception total return on NAV                       14.62%
----------------------------------------------------------------------------

At the end of the reporting period, the Fund's share price was trading at -6.14% discount to its net asset value, compared with an average discount of -4.70% for the entire six-month period.

       JGV                             Nuveen Global Value
       PERFORMANCE                     Opportunities Fund
       OVERVIEW                               as of 6-30-07

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)
     (PIE CHART)

Common Stocks                                                                    76.7
Corporate Bonds                                                                   7.5
Mortgage-Backed Securities                                                        5.8
Convertible Bonds                                                                 5.3
Convertible Preferred Securities                                                  2.8
Structured Notes                                                                  1.9

2006-2007 DISTRIBUTIONS PER SHARE(2)
     (BAR CHART)

Aug                                                                              0.110
Oct                                                                              0.110
Nov                                                                              0.110
Dec                                                                              0.115
Jan                                                                              0.115
Feb                                                                              0.115
Mar                                                                              0.120
Jun                                                                              0.378

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (LINE GRAPH)

7/24/06                                                                          20.00
                                                                                 20.01
                                                                                 20.01
                                                                                 20.00
                                                                                 20.00
                                                                                 19.98
                                                                                 19.53
                                                                                 19.89
                                                                                 20.04
                                                                                 18.80
                                                                                 18.65
                                                                                 19.10
                                                                                 19.24
                                                                                 19.05
                                                                                 18.68
                                                                                 18.99
                                                                                 18.94
                                                                                 18.28
                                                                                 18.63
                                                                                 19.27
                                                                                 19.71
                                                                                 19.34
                                                                                 19.43
                                                                                 19.66
                                                                                 19.73
                                                                                 19.90
                                                                                 19.74
                                                                                 19.82
                                                                                 19.88
                                                                                 19.90
                                                                                 19.45
                                                                                 19.49
                                                                                 19.35
                                                                                 19.88
                                                                                 19.79
                                                                                 19.74
                                                                                 19.88
                                                                                 19.87
                                                                                 19.86
                                                                                 19.66
                                                                                 19.88
                                                                                 19.90
                                                                                 19.71
                                                                                 19.64
                                                                                 19.46
                                                                                 19.69
                                                                                 19.77
                                                                                 19.32
                                                                                 19.05
6/29/07                                                                          19.40


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $19.40
-------------------------------------------------------------------------------------
Net Asset Value                                                                $20.67
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -6.14%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    7.79%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $400,084
-------------------------------------------------------------------------------------


ANNUALIZED TOTAL RETURN
(Inception 7/24/06)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-month
(Cumulative)                                                       2.18%        4.90%

-------------------------------------------------------------------------------------
Since
Inception                                                          3.01%       14.62%

-------------------------------------------------------------------------------------

COUNTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
United States                                                                   57.9%
-------------------------------------------------------------------------------------
Japan                                                                            9.9%
-------------------------------------------------------------------------------------
Canada                                                                           9.4%
-------------------------------------------------------------------------------------
South Africa                                                                     4.3%
-------------------------------------------------------------------------------------
South Korea                                                                      3.5%
-------------------------------------------------------------------------------------
Australia                                                                        2.7%
-------------------------------------------------------------------------------------
United Kingdom                                                                   2.6%
-------------------------------------------------------------------------------------
France                                                                           2.5%
-------------------------------------------------------------------------------------
Taiwan                                                                           2.4%
-------------------------------------------------------------------------------------
Other                                                                            4.8%
-------------------------------------------------------------------------------------


INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Metals & Mining                                                                 23.6%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                     12.0%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           9.6%
-------------------------------------------------------------------------------------
Food Products                                                                    7.6%
-------------------------------------------------------------------------------------
Residentials                                                                     5.8%
-------------------------------------------------------------------------------------
Consumer Finance                                                                 4.4%
-------------------------------------------------------------------------------------
Paper & Forest Products                                                          2.9%
-------------------------------------------------------------------------------------
Communications Equipment                                                         2.8%
-------------------------------------------------------------------------------------
Capital Markets                                                                  2.7%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  2.6%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   2.5%
-------------------------------------------------------------------------------------
Machinery                                                                        2.3%
-------------------------------------------------------------------------------------
Electric Utilities                                                               2.1%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              1.6%
-------------------------------------------------------------------------------------
Road & Rail                                                                      1.5%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   1.5%
-------------------------------------------------------------------------------------
Other                                                                           14.5%
-------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

2 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

                      SHAREHOLDER MEETING REPORT
                      The shareholder meeting was held in the offices of Nuveen
                      Investments on April 4, 2007.

------------------------------------------------------------------------
   APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                  Common
                                                                  Shares
------------------------------------------------------------------------
Robert P. Bremner
    For                                                       18,581,214
    Withhold                                                      33,156
------------------------------------------------------------------------
   Total                                                      18,614,370
------------------------------------------------------------------------
Lawrence H. Brown(1)
    For                                                       18,582,650
    Withhold                                                      31,720
------------------------------------------------------------------------
   Total                                                      18,614,370
------------------------------------------------------------------------
Jack B. Evans
    For                                                       18,580,214
    Withhold                                                      34,156
------------------------------------------------------------------------
   Total                                                      18,614,370
------------------------------------------------------------------------
William C. Hunter
    For                                                       18,583,464
    Withhold                                                      30,906
------------------------------------------------------------------------
   Total                                                      18,614,370
------------------------------------------------------------------------
David J. Kundert
    For                                                       18,580,714
    Withhold                                                      33,656
------------------------------------------------------------------------
   Total                                                      18,614,370
------------------------------------------------------------------------
William J. Schneider
    For                                                       18,580,714
    Withhold                                                      33,656
------------------------------------------------------------------------
   Total                                                      18,614,370
------------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                       18,582,464
    Withhold                                                      31,906
------------------------------------------------------------------------
   Total                                                      18,614,370
------------------------------------------------------------------------
Judith M. Stockdale
    For                                                       18,581,464
    Withhold                                                      31,906
------------------------------------------------------------------------
   Total                                                      18,613,370
------------------------------------------------------------------------
Carole E. Stone
    For                                                       18,581,714
    Withhold                                                      32,656
------------------------------------------------------------------------
   Total                                                      18,614,370
------------------------------------------------------------------------
Eugene S. Sunshine(2)
    For                                                       18,582,214
    Withhold                                                      32,156
------------------------------------------------------------------------
   Total                                                      18,614,370
------------------------------------------------------------------------

(1) Mr. Lawrence H. Brown retired from the Board of Trustees on July 1, 2007.

(2) Mr. Eugene S. Sunshine resigned from the Board of Trustees on July 31, 2007.

         JGV
          Nuveen Global Value Opportunities Fund
          Portfolio of INVESTMENTS
                                               as of 6-30-07 (Unaudited)

    SHARES   DESCRIPTION                                                                                           VALUE
------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 83.5%
             AEROSPACE & DEFENSE - 1.7%
   112,600   Thales S.A.                                                                                  $    6,906,695
------------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 1.2%
    84,000   Amgen Inc., (1)                                                                                   4,644,360
------------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 1.2%
   124,500   Mosaic Company, (1)                                                                               4,857,990
------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 2.7%
   801,600   Allied Waste Industries, Inc., (1)                                                               10,789,536
------------------------------------------------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING - 1.2%
   106,100   Shaw Group Inc., (1)                                                                              4,911,369
------------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 4.8%
   334,000   Promise Company Limited, Unsponsored ADR                                                          5,101,850
   418,700   Takefuji Corporation                                                                             14,078,522
------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                           19,180,372
             -----------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 10.4%
   553,950   Chunghwa Telecom Co., Ltd., Sponsored                                                            10,447,497
              ADR
   476,200   KT Corporation, Sponsored ADR                                                                    11,171,652
   903,200   Nippon Telegraph and Telephone                                                                   20,023,942
              Corporation, ADR
------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication                                                              41,643,091
              Services
             -----------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 2.3%
   349,900   Centrais Electricas Brasileiras S.A.,                                                             5,213,510
              ADR
     2,300   DTE Energy Company                                                                                  110,906
   176,800   Korea Electric Power Corporation,                                                                 3,871,920
              Sponsored ADR
------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                          9,196,336
             -----------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
   166,400   Tech Data Corporation, (1)                                                                        6,399,744
------------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 8.2%
   521,900   Smithfield Foods, Inc., (1)                                                                      16,069,301
   730,000   Tyson Foods, Inc., Class A                                                                       16,819,200
------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                              32,888,501
             -----------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.7%
    50,000   Aetna Inc.                                                                                        2,470,000
     5,300   Apria Healthcare Group Inc., (1)                                                                    152,481
------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                            2,622,481
             -----------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 1.0%
   205,400   Matsushita Electric Industrial Co.,                                                               4,068,974
              Ltd., ADR
------------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 1.1%
   135,000   eBay Inc., (1)                                                                                    4,344,300
------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 2.4%
   149,700   AGCO Corporation, (1)                                                                             6,498,477
   221,960   Tecumseh Products Company, Class B, (1)                                                           3,298,326
------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                   9,796,803
             -----------------------------------------------------------------------------------------------------------
             MEDIA - 1.3%
   181,800   Premiere AG, (1)                                                                                  4,330,604
    20,000   Scholastic Corporation, (1)                                                                         718,800
------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                       5,049,404
             -----------------------------------------------------------------------------------------------------------
             METALS & MINING - 21.7%
   287,600   AngloGold Ashanti Limited, Sponsored ADR                                                         10,877,032
   900,000   Apex Silver Mines Limited, (1)                                                                   18,162,000

    SHARES   DESCRIPTION                                                                                           VALUE
------------------------------------------------------------------------------------------------------------------------
             METALS & MINING (continued)
   467,600   Barrick Gold Corporation                                                                     $   13,593,132
   544,000   Crystallex International Corporation, (1)                                                         2,257,600
   567,000   Gabriel Resources, Limited, (1)                                                                   2,538,925
   502,600   Gold Fields Limited                                                                               7,890,820
   200,000   Ivanhoe Mines Ltd., (1)                                                                           2,848,000
   218,969   Kinross Gold Corporation, (1)                                                                     2,557,558
 4,245,000   Lihir Gold Limited, (1)                                                                          10,796,737
   275,000   Moto Goldmines, Limited, (1)                                                                      1,063,600
   270,700   Newmont Mining Corporation                                                                       10,573,542
   256,000   NovaGold Resources Inc., (1)                                                                      3,847,680
------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                            87,006,626
             -----------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.4%
   223,900   Puget Energy, Inc.                                                                                5,413,902
------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 10.6%
    67,000   BP Amoco PLC                                                                                      4,833,380
   120,000   Chevron Corporation                                                                              10,108,800
   171,800   Nexen Inc.                                                                                        5,317,210
   258,500   Peabody Energy Corporation                                                                       12,506,230
   118,400   Royal Dutch Shell PLC, Class A                                                                    9,614,080
------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                42,379,700
             -----------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 2.6%
   420,000   Bowater Incorporated                                                                             10,479,000
     3,350   Domtar Corporation, (1)                                                                              37,386
------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                    10,516,386
             -----------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 2.8%
    84,600   AstraZeneca Group                                                                                 4,524,408
   770,000   Patheon Inc., (1)                                                                                 3,043,135
    95,200   Sanofi-Aventis, ADR                                                                               3,833,704
------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                            11,401,247
             -----------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 1.3%
    46,500   Union Pacific Corporation                                                                         5,354,475
------------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 0.6%
    77,600   Microsoft Corporation                                                                             2,286,872
------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION INFRASTRUCTURE - 0.5%
    54,150   Stolt-Nielsen S.A                                                                                 1,804,403
------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.2%
    13,400   Vodafone Group PLC, Sponsored ADR                                                                   450,642
------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $301,825,240)                                                         333,914,209
             ===========================================================================================================
    SHARES   DESCRIPTION                                           COUPON                   RATINGS (2)              VALUE
--------------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED SECURITIES - 3.1%
             COMMUNICATIONS EQUIPMENT - 3.1%
    11,858   Lucent Technologies Capital Trust I                   7.750%                           B1      $   12,213,740
--------------------------------------------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES                                                             12,213,740
              (COST $12,280,353)
             =============================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                      COUPON     MATURITY      RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MORTGAGE-BACKED SECURITIES - 6.3%
               RESIDENTIALS - 6.3%
 $    6,716    Federal Home Loan Mortgage Corporation,                           4.73%      1/01/33          AAA      $    6,788,300
                Collateralized Mortgage Obligation, Pool 780184
      1,616    Federal Home Loan Mortgage Corporation,                           4.92%      2/01/33          AAA           1,639,991
                Collateralized Mortgage Obligation, Pool 780284
      4,056    Federal Home Loan Mortgage Corporation,                           5.00%      6/15/21          AAA             506,942
                Collateralized Mortgage, Series 2595 (I/O)
      4,617    Federal Home Loan Mortgage Corporation, Pool 2640 (I/O)           4.50%      8/15/17          AAA             406,789
      2,969    Federal Home Loan Mortgage Corporation, Pool, FHR 2627 BI (I/O)   5.00%      8/15/25          AAA             298,821
      3,112    Federal Home Loan Mortgage Corporation, Pool, FHR 2872 JI (I/O)   4.50%     10/15/12          AAA              80,460
      1,633    Federal Home Loan Mortgage Corporation, Pool, FHR 2906 EI (I/O)   4.50%      1/15/19          AAA             231,724
      1,285    Federal Home Loan Mortgage Corporation, Pool (I/O)                4.50%      3/15/18          AAA             138,855

         JGV
        Nuveen Global Value Opportunities Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                                 COUPON  MATURITY  RATINGS (2)    VALUE
------------------------------------------------------------------------------------------------------------------------------------
               RESIDENTIALS (continued)
 $    1,084    Federal Home Loan Mortgage Corporation, Pool (I/O)                           4.50%   2/15/19      AAA     $   142,044
        319    Federal Home Loan Mortgage Corporation, Pool, Series 2626 JI (I/O)           4.50%   5/15/18      AAA          76,326
        241    Federal National Mortgage Association Mortgage Pool 100195                   5.87%   8/20/22      AAA         237,752
      4,861    Federal National Mortgage Association Mortgage Pool 2003-86 IL (I/O)         4.50%   4/25/13      AAA         133,536
        268    Federal National Mortgage Association Mortgage Pool 357922                   4.24%    3/1/34      AAA         266,318
         80    Federal National Mortgage Association Mortgage Pool 708743                   4.28%   6/01/33      AAA          79,960
        158    Federal National Mortgage Association Mortgage Pool 713939                   4.52%   4/01/33      AAA         158,649
        840    Federal National Mortgage Association Mortgage Pool 816594                   4.91%   2/01/35      AAA         834,564
     31,567    Federal National Mortgage Association Mortgage Pool Strips 345-17 (I/O)      4.50%    5/1/20      AAA       5,004,033
      1,107    Federal National Mortgage Association, Collateralized Mortgage Obligations,  4.50%   3/25/18      AAA         114,939
                Series 2004-75, Class KI (I/O)
      2,073    Federal National Mortgage Association, Collateralized Mortgage Obligations,  4.50%   5/25/19      AAA         289,179
                Series 2004-86, Class KI (I/O)
      4,141    Federal National Mortgage Association, Collateralized Mortgage Obligations,  4.50%   8/25/25      AAA       1,295,946
                Series 2005-69, Class PI (I/O)
        152    Federal Home Loan Mortgage Corporation, Pool 789045                          5.82%   2/01/32      AAA         152,746
      6,447    GNMA Mortgage Pool 081832                                                    5.00%   1/20/37      AAA       6,400,971
------------------------------------------------------------------------------------------------------------------------------------
     79,342    Total Residentials                                                                                         25,278,845
------------------------------------------------------------------------------------------------------------------------------------
 $   79,342    TOTAL MORTGAGE-BACKED SECURITIES (COST $25,064,989)                                                        25,278,845
====================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                                COUPON  MATURITY   RATINGS (2)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 5.7%
               AIRLINES - 1.6%
 $    6,438    JetBlue Airways Corporation                                                 3.500%   7/15/33     CCC+     $ 6,277,050
------------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 3.4%
     10,145    Coeur d'Alene Mines Corporation, Convertible Bond                           1.250%   1/15/24       B-       9,067,094
      4,480    Gold Reserve, Inc., Convertible Bonds                                       5.500%   6/15/22      N/R       4,709,600
------------------------------------------------------------------------------------------------------------------------------------
     14,625    Total Metals & Mining                                                                                      13,776,694
------------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.7%
      3,000    Credence Systems Corporation, Convertible Bond                              1.500%   5/15/08      N/R       2,842,500
------------------------------------------------------------------------------------------------------------------------------------
 $   24,063    TOTAL CONVERTIBLE BONDS (COST $22,354,330)                                                                 22,896,244
====================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                                COUPON   MATURITY   RATINGS (2)   VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 8.1%
               AUTO COMPONENTS - 0.5%
 $    2,000    Lear Corporation, Series B                                                  8.110%   5/15/09       B3     $ 2,030,000
------------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.9%
      3,979    Lehman Brothers Holdings Inc., Trust 00650                                 10.000%   7/26/21       A+       3,405,029
------------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 1.6%
      4,500    Lehman Brothers Holdings                                                   10.000%   3/07/22       A+       4,614,062
      2,000    Leucadia National Corporation                                               7.000%   8/15/13       BB       1,970,000
------------------------------------------------------------------------------------------------------------------------------------
      6,500    Total Diversified Financial Services                                                                        6,584,062
------------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.6%
      2,208    UCAR Finance Inc.                                                          10.250%   2/15/12        B       2,323,920
------------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.8%
      3,000    Elizabeth Arden Inc.                                                        7.750%   1/15/14       B1       3,037,500
------------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.5%
      2,000    Phelps Dodge Corporation                                                    7.125%  11/01/27      BB+       2,080,084
------------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 2.5%
      2,000    Arch Western Finance LLC                                                    6.750%   7/01/13      BB-       1,930,000
      2,000    Ship Finance International Limited                                          8.500%  12/15/13       B+       2,070,000
      2,000    Teekay Shipping Corporation                                                 8.875%   7/15/11      BB-       2,130,000
      3,750    USEC Inc.                                                                   6.750%   1/20/09      CCC       3,693,750
------------------------------------------------------------------------------------------------------------------------------------
      9,750    Total Oil, Gas & Consumable Fuels                                                                           9,823,750
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
AMOUNT (000)   DESCRIPTION                                           COUPON       MATURITY    RATINGS (2)              VALUE
----------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.5%
 $    2,000    Bowater Inc.                                          9.500%       10/15/12             B      $    1,980,000
----------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.2%
      1,000    CSX Transportation, Inc.                              9.750%        6/15/20          BBB-           1,280,438
----------------------------------------------------------------------------------------------------------------------------
 $   32,437    TOTAL CORPORATE BONDS (COST $32,106,544)                                                           32,544,783
============================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION                                          COUPON       MATURITY                             VALUE
----------------------------------------------------------------------------------------------------------------------------
               STRUCTURED NOTES - 2.1%
               CAPITAL MARKETS - 2.1%
 $    9,000    Morgan Stanley Group, Inc., Credit Linked Note        0.000%        6/20/17                    $    8,325,000
----------------------------------------------------------------------------------------------------------------------------
 $    9,000    TOTAL STRUCTURED NOTES (COST $9,000,000)                                                            8,325,000
============================================================================================================================
               TOTAL INVESTMENTS (COST $402,631,456) - 108.8%                                                    435,172,821
               =============================================================================================================
     SHARES    DESCRIPTION                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS SOLD SHORT - (5.0)%
               BIOTECHNOLOGY - (0.5)%
    (25,000)   Genentech, Inc., (1)                                                                           $   (1,891,500)
----------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SUPPLIES - (0.6)%
    (17,000)   Alcon Inc.                                                                                         (2,293,470)
----------------------------------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES - (0.9)%
    (74,000)   Bankrate Inc., (1)                                                                                 (3,546,080)
----------------------------------------------------------------------------------------------------------------------------
               MULTILINE RETAIL - (0.6)%
    (33,000)   Kohl's Corporation, (1)                                                                            (2,343,990)
----------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - (0.9)%
    (36,000)   Allergan, Inc.                                                                                     (2,075,040)
    (33,600)   Merck & Co. Inc.                                                                                   (1,673,280)
----------------------------------------------------------------------------------------------------------------------------
               Total Pharmaceuticals                                                                              (3,748,320)
               -------------------------------------------------------------------------------------------------------------
               SPECIALTY RETAIL - (0.6)%
    (17,700)   AutoZone, Inc., (1)                                                                                (2,418,174)
----------------------------------------------------------------------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY GOODS - (0.7)%
    (60,000)   Coach, Inc., (1)                                                                                   (2,843,400)
----------------------------------------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE - (0.2)%
    (18,000)   FirstFed Financial Corporation, (1)                                                                (1,021,140)
----------------------------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS $17,319,122)                                             (20,106,074)
               =============================================================================================================
                                                                       NOTIONAL       EXPIRATION        STRIKE
  CONTRACTS    TYPE                                                  AMOUNT (3)            DATE          PRICE              VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CALL OPTIONS WRITTEN - (7.3)% (4)
       (500)   Aetna Inc.                                      $       (2,000,000)       1/19/08         $40.00      $     (565,000)
     (1,497)   AGCO Corporation                                        (5,988,000)       1/19/08          40.00          (1,047,900)
     (6,000)   Allied Waste Industries                                 (7,500,000)       1/19/08          12.50          (1,140,000)
       (800)   Amgen, Inc.                                             (4,800,000)      10/20/07          60.00            (132,000)
     (7,400)   Apex Silver Mines Limited                              (12,950,000)       1/19/08          17.50          (3,219,000)
       (840)   Astrazenica PLC                                         (4,200,000)       1/19/08          50.00            (508,200)
     (4,200)   Bowater, Inc.                                          (10,500,000)       1/19/08          25.00          (1,302,000)
       (500)   BP Amoco, PLC                                           (3,000,000)       1/19/08          60.00            (667,500)
       (900)   Cheveron Corporation                                    (5,850,000)       1/19/08          65.00          (1,836,000)
     (5,400)   Crystallex International Corporation                    (2,700,000)      10/20/07           5.00            (310,500)
        (25)   Domtar Inc.                                                (25,000)       1/19/08          10.00              (4,813)
     (1,010)   EBay, Inc.                                              (3,282,500)       1/19/08          32.50            (333,860)
     (3,700)   Gold Fields Limited                                     (6,475,000)       1/19/08          17.50            (370,000)
     (1,300)   Korea Electric Power Corporation                        (3,250,000)       9/22/07          25.00             (19,500)
     (3,500)   KT Corporation                                          (7,875,000)      10/20/07          22.50            (665,000)
     (2,000)   Matsushita Electric Industrial Company, Limited         (3,500,000)      12/22/07          17.50            (595,000)
       (750)   Microsoft Corporation                                   (2,437,500)       1/19/08          32.50             (63,375)
     (1,200)   Mosaic Company                                          (2,700,000)       1/19/08          22.50          (2,082,000)

         JGV
        Nuveen Global Value Opportunities Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

                                                                 NOTIONAL      EXPIRATION       STRIKE
 CONTRACTS   TYPE                                              AMOUNT (3)            DATE        PRICE              VALUE
-------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN (continued)
    (1,000)  Newmont Mining Corporation                $       (4,500,000)       1/19/08        $45.00     $     (132,500)
      (780)  Nexen Inc.                                        (2,340,000)       9/22/07         30.00           (208,650)
      (900)  Nexen Inc.                                        (2,700,000)      12/22/07         30.00           (328,500)
    (6,400)  Nipon Telegraph & Telephone Corporation          (16,000,000)       9/22/07         25.00           (112,000)
    (2,100)  Nipon Telegraph & Telephone Corporation           (4,725,000)      12/22/07         22.50           (299,250)
    (2,500)  Novagold Resources, Inc.                          (3,750,000)       9/22/07         15.00           (343,750)
    (1,900)  Peabody Energy Corporation                        (7,600,000)       1/19/08         40.00         (2,128,000)
    (1,100)  Royal Dutch Shell PLC                             (7,700,000)      10/20/07         70.00         (1,540,000)
      (950)  Sanofi Aventis                                    (4,037,500)      12/22/07         42.50           (185,250)
      (700)  Shaw Group Inc.                                   (2,100,000)       1/19/08         30.00         (1,239,000)
      (300)  Shaw Group Inc.                                   (1,050,000)       1/19/08         35.00           (399,000)
    (3,900)  Smithfield Foods Inc.                            (11,700,000)       7/21/07         30.00           (458,250)
    (1,300)  Smithfield Foods Inc.                             (4,550,000)       1/19/08         35.00           (126,750)
    (1,200)  Tech Data Corporation                             (4,200,000)       9/22/07         35.00           (546,000)
    (7,300)  Tyson Foods Inc.                                 (10,950,000)       1/19/08         15.00         (6,168,500)
      (100)  Vodafone Group PLC                                  (300,000)       1/19/08         30.00            (51,000)
-------------------------------------------------------------------------------------------------------------------------
   (73,952)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS            (177,235,500)                                    (29,128,048)
              RECEIVED $16,974,039)
=========================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 3.5%                                                              14,145,077
             ============================================================================================================
             NET ASSETS - 100%                                                                             $  400,083,776
             ------------------------------------------------------------------------------------------------------------

        (1)      Non-income producing.
        (2)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (3)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
        (4)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        ADR      American Depositary Receipt.
        I/O      Interest only securities.
        N/R      Not rated.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES

                                                June 30, 2007 (Unaudited)

--------------------------------------------------------------------------
ASSETS
Investments, at value (cost $402,631,456)                     $435,172,821
Cash denominated in foreign currencies (cost $945,169)             963,651
Deposits with brokers for securities sold short                 23,620,452
Receivables:
  Dividends                                                        326,495
  Interest                                                       1,224,844
  Investments sold                                                 333,861
  Paydown                                                              292
Other assets                                                         6,195
--------------------------------------------------------------------------
     Total assets                                              461,648,611
--------------------------------------------------------------------------
LIABILITIES
Securities sold short, at value (proceeds $17,319,122)          20,106,074
Cash overdraft                                                   6,886,012
Payable for investments purchased                                4,343,450
Call options written, at value (premiums received
  $16,974,039)                                                  29,128,048
Accrued expenses:
  Management fees                                                  326,869
  Other                                                            761,614
Dividends payable for securities sold short                         12,768
--------------------------------------------------------------------------
     Total liabilities                                          61,564,835
--------------------------------------------------------------------------
Net assets                                                    $400,083,776
==========================================================================
Shares outstanding                                              19,355,240
==========================================================================
Net asset value per share outstanding                         $      20.67
==========================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------
Shares, $.01 par value per share                              $    193,552
Paid-in surplus                                                368,038,098
Undistributed (Over-distribution of) net investment income     (10,784,203)
Accumulated net realized gain (loss) from investments,
  securities sold short and call options written                25,017,443
Net unrealized appreciation (depreciation) of investments,
  securities sold short and call options written                17,618,886
--------------------------------------------------------------------------
Net assets                                                    $400,083,776
==========================================================================
Authorized shares                                                Unlimited
==========================================================================

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                Six months ended June 30, 2007
                                                (Unaudited)

----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                        $ 2,406,262
Interest                                                           4,738,090
----------------------------------------------------------------------------
Total investment income                                            7,144,352
----------------------------------------------------------------------------
EXPENSES
Management fees                                                    1,945,373
Dividend expense on securities sold short                             63,785
Custodian's fees and expenses                                         52,555
Trustees' fees and expenses                                            2,710
Professional fees                                                     31,124
Shareholders' reports - printing and mailing expenses                 28,942
Stock exchange listing fees                                            4,777
Investor relations expense                                            29,061
Prime broker expense                                                  16,389
Other expenses                                                         3,208
----------------------------------------------------------------------------
Total expenses before custodian fee credit                         2,177,924
  Custodian fee credit                                                (3,400)
----------------------------------------------------------------------------
Net expenses                                                       2,174,524
----------------------------------------------------------------------------
Net investment income                                              4,969,828
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments and securities sold short                           15,176,769
  Foreign currencies                                                 (37,081)
  Call options written                                             9,877,755
Change in net unrealized appreciation (depreciation) of:
  Investments and securities sold short                           (6,765,046)
  Foreign currencies                                                  20,196
  Call options written                                            (4,145,569)
----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           14,127,024
----------------------------------------------------------------------------
Net increase (decrease) in net assets from operations            $19,096,852
============================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS (Unaudited)

                                                                                                      FOR THE PERIOD
                                                                                                             7/24/06
                                                                                     SIX MONTHS        (COMMENCEMENT
                                                                                          ENDED       OF OPERATIONS)
                                                                                        6/30/07     THROUGH 12/31/06
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                               $  4,969,828       $  3,072,582
Net realized gain (loss) from:
  Investments and securities sold short                                               15,176,769          3,506,736
  Foreign currencies                                                                     (37,081)             7,220
  Call options written                                                                 9,877,755           (316,307)
Change in net unrealized appreciation (depreciation) of:
  Investments and securities sold short                                               (6,765,046)        36,519,459
  Foreign currencies                                                                      20,196             (1,714)
  Call options written                                                                (4,145,569)        (8,008,440)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                 19,096,852         34,779,536
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income                                          (14,090,615)                --
From net investment income                                                                    --         (5,042,632)
From accumulated net realized gains                                                           --         (2,891,016)
Tax return of capital                                                                         --           (679,434)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from distributions to
  shareholders                                                                       (14,090,615)        (8,613,082)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares, net of offering costs                                           --        368,811,001
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share transactions                         --        368,811,001
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                  5,006,237        394,977,455
Net assets at the beginning of period                                                395,077,539            100,084
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                     $400,083,776       $395,077,539
====================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period     $(10,784,203)      $ (1,663,416)
====================================================================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Global Value Opportunities Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange and trade under the ticker symbol "JGV." The Fund was organized as a Massachusetts business trust on May 17, 2006.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($13,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide a high level of total return primarily by investing in a diversified global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. The prices of fixed-income securities and derivative instruments are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If the pricing service is unable to supply a price for a derivative investment the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2006, are reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2007, are provisionally classified as being "From and in excess of net investment income", and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2007, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2007, reflect an over-distribution of net investment income.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $10,000) and pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs of $774,000 was recorded as a reduction of the proceeds from the sale of shares.

Option Transactions

The Fund is authorized to write (sell) call options. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Fund enters into a closing purchase or sales transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) in the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

During the period July 24, 2006 (commencement of operations) through December 31, 2006, the Fund sold 19,350,000 shares. The Fund did not engage in transactions in its own shares during the six months ended June 30, 2007.

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities and proceeds from securities sold short, but excluding call options written and short-term investments) during the six months ended June 30, 2007, aggregated $176,686,357 and $165,306,938, respectively.

Transactions in call options written during the six months ended June 30, 2007, were as follows:

                                                                                     NUMBER OF       PREMIUMS
                                                                                     CONTRACTS       RECEIVED
-------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                        75,873    $14,352,985
Call options written                                                                    73,822     18,310,148
Call options terminated in closing
  purchase transactions                                                               (43,718)    (10,437,193)
Call options expired                                                                   (7,022)     (2,357,331)
Call options exercised                                                                (25,003)     (2,894,570)
-------------------------------------------------------------------------------------------------------------
Outstanding, end of the period                                                          73,952    $16,974,039
-------------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on equity option contracts, the treatment of paydown gains and losses, recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At June 30, 2007, the cost of investments (excluding proceeds from securities sold short and call options written) was $404,310,644.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds from securities sold short and call options written) at June 30, 2007, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                       $47,436,858
  Depreciation                                                       (16,574,681)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $30,862,177
--------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Fund's tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                          $--
Undistributed net long-term capital gains                                     --
--------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the tax period July 24, 2006 (commencement of operations) through December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                              $7,933,648
Distributions from net long-term capital gains **                             --
Tax return of capital                                                    679,434
--------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2006.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                  .8000%
For the next $500 million                                                                                   .7750
For the next $500 million                                                                                   .7500
For the next $500 million                                                                                   .7250
For Managed Assets over $2 billion                                                                          .7000
-----------------------------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex level fee rate was .1828%.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC ("Tradewinds"), under which Tradewinds manages the investment portfolio of the Fund. Nuveen owns a controlling interest in Tradewinds while key management of Tradewinds owns a non-controlling minority interest. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Fund. One important implication of this is that the Fund will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Fund to pursue its investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, and will result in the automatic termination of the Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of the Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Fund has concluded that there are no significant uncertain tax positions that require recognition in the Fund's financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

           Financial

           HIGHLIGHTS (Unaudited)
      Selected data for a Common share outstanding throughout each period:

                                                       Investment Operations
                                      Beginning   --------------------------------
                                         Common                        Net
                                          Share          Net     Realized/
                                      Net Asset   Investment    Unrealized
                                          Value    Income(a)   Gain (Loss)   Total
----------------------------------------------------------------------------------
Year Ended 12/31:
2007(c)                                $ 20.41       $  .26       $   .73    $ .99
2006(b)                                  19.10          .16          1.64     1.80
----------------------------------------------------------------------------------

                                                Less Distributions
                                     ----------------------------------------                 Ending
                                                                                              Common
                                            Net                   Tax                          Share   Ending
                                     Investment   Capital   Return of           Offering   Net Asset   Market
                                         Income     Gains     Capital   Total      Costs       Value    Value
----------------------------------------------------------------------------------
Year Ended 12/31:
2007(c)                                $  (.73)****  $  --    $   --    $(.73)   $   --     $ 20.67    $19.40
2006(b)                                   (.26)     (.15)       (.04)    (.45)     (.04)      20.41     19.70
----------------------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***   After custodian fee credit.
**** Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2007.
+ Each ratio includes the effect of the dividend expense on securities sold short of .02%.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period July 24, 2006 (commencement of operations) through December 31, 2006.
(c)   For the six months ended June 30, 2007.

                                                            Ratios/Supplemental Data
                           ------------------------------------------------------------------------------------------
                                           Ratios to Average Net Assets   Ratios to Average Net Assets
        Total Returns                             Before Credit                 After Credit***
     -------------------                   ----------------------------   ----------------------------
                Based on      Ending Net
       Based      Common          Assets
          on       Share   Applicable to                            Net                            Net      Portfolio
      Market   Net Asset          Common                     Investment                     Investment       Turnover
     Value**     Value**    Shares (000)      Expenses+         Income+      Expenses+         Income+           Rate
---------------------------------------------------------------------------------------------------------------------
       2.18%        4.90%      $400,084          1.10%*          2.51%*         1.10%*          2.51%*             44%
        .82         9.27        395,078          1.12*           1.87*          1.12*           1.87*              17
---------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Annual Investment

Management Agreement
          APPROVAL PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Fund and determining whether to approve or continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May 2006 Meeting"), the Board Members of the Fund, including the Independent Board Members, unanimously approved the Investment Management Agreement between the Fund and Nuveen Asset Management ("NAM" or the "Adviser") and the Sub-Advisory Agreement between NAM and Tradewinds Global Investors, LLC (the "Sub-Adviser"), subject to further approval of the sub-advisory fees. At a meeting held on July 20, 2006 (the "July 2006 Meeting" and, together with the May 2006 Meeting, the "Initial Approval Meeting"), the Independent Board Members approved the sub-advisory fees. In addition, at the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement and Sub-Advisory Agreement. NAM and the Sub-Adviser are each a "Fund Adviser." The Fund is sometimes referred to herein as the "New Fund." The foregoing Investment Management Agreement with NAM and Sub-Advisory Agreement with the Sub-Adviser are hereafter referred to as the "Original Investment Management Agreement" and "Original Sub-Advisory Agreement," respectively.

Subsequent to the Initial Approval Meeting and May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). The Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the "1940 Act"), each provides for its automatic termination in the event of its "assignment" (as defined in the 1940
Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of the Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved a new Investment Management Agreement (the "New Investment Management Agreement") with NAM, on behalf of the Fund, and a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between NAM and the Sub-Adviser, on behalf of the Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that the New Investment Management Agreement and New Sub-Advisory Agreement be approved by the Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved an Interim Investment Management Agreement and an Interim Sub-Advisory Agreement to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and New Sub-Advisory Agreement.

As NAM serves as adviser, and the Sub-Adviser serves as sub-adviser, to other Nuveen funds, the Board Members already have a good understanding of the organization, operations and personnel of the Fund Advisers. At the May Meeting, many of the investment management contracts with other Nuveen funds advised by NAM ("Existing Funds"), as well as by the Sub-Adviser, were subject to their annual review. The information provided and considerations made regarding the Fund Advisers at the annual review as well as the initial approval continue to be relevant with respect to the evaluation of the New Investment Management Agreement and the New Sub-Advisory Agreement. The Board therefore considered the foregoing as part of its deliberations of the New Investment Management Agreement and the New Sub-Advisory Agreement. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review of the Fund Advisers (to the extent applicable) and the initial review, and the analysis undertaken and the conclusions reached by Board Members when determining to approve or continue the Original Investment Management Agreement and Original Sub-Advisory Agreement.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENT AND ORIGINAL SUB-ADVISORY AGREEMENT

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Nuveen funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Fund and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Advisers. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In addition, as noted, because NAM and the Sub-Adviser already serve in such respective capacities for other Nuveen funds, the information provided regarding the Fund Advisers at the annual review at the May Meeting supplemented the information received at the initial approval.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

- the nature, extent and quality of services provided by the Fund Adviser;

- the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

- each Existing Fund's past performance as well as the Existing Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

- the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

- the expenses of the Fund Adviser in providing the various services;

- the advisory fees and total expense ratios of each Existing Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Existing Fund (as applicable);

- the advisory fees the Fund Adviser assesses to other types of investment products or clients;

- the soft dollar practices of the Fund Adviser, if any; and

- from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the Initial Approval Meeting, the Board Members received in advance of such meeting or at prior meetings similar materials, including the nature, extent and quality of services expected to be provided; the organization and operations of the Fund Advisers (including the responsibilities of various departments and key personnel); the expertise and background of the Fund Advisers; the profitability of Nuveen (which includes its wholly-owned advisory subsidiaries); the proposed management fees, including comparisons with peers; the expected expenses of the New Fund, including comparisons of the expense ratios with peers; and the soft dollar practices of the Fund Advisers. However, unlike Existing Funds, the New Fund did not have actual past performance at the time of initial approval.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting and the Initial Approval Meeting, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the approval or renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the approval or renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the New Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be

Annual Investment
Management Agreement
                                                    APPROVAL PROCESS (continued)

realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Nuveen funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Nuveen funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the approval of the Original Investment Management Agreement and Original Sub-Advisory Agreement, the Board Members considered the nature, extent and quality of the respective Fund Adviser's services. The Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Fund; and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of the Fund Advisers due to the Board Members' experience in governing the other Nuveen funds and working with such Fund Advisers on matters relating to the Nuveen funds.

At the May Meeting, the Board Members also recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment processes.

With respect to the Sub-Adviser, the Board Members also received and reviewed an evaluation of the Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the investment objectives and performance of the Nuveen funds advised by such Sub-Adviser (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable sub-advisory contracts for Existing Funds advised by the Sub-Adviser and considered the basis for such recommendations and any qualifications in connection therewith. In its review of the Sub-Adviser, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser's investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance, as applicable. During the last year, the Board Members noted that they visited several sub-advisers meeting their key investment and business personnel. In this regard, the Board Members visited the Sub-Adviser in February, 2007. They noted the Sub-Adviser's experienced investment team.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Fund with a wide variety of services and officers and other personnel as are necessary for the operations of the Fund, including:

-  product management;

-  fund administration;

-  oversight by shareholder services and other fund service providers;

-  administration of Board relations;

-  regulatory and portfolio compliance; and

-  legal support.

As the Fund operates in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM's compliance activities for the Fund and enhancements thereto. In this regard, the Board Members recognized the quality of NAM's compliance team. The Board Members also considered NAM's ability and procedures to monitor the Sub-Adviser's performance, business practices and compliance policies and procedures. The Board Members further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

-  maintaining shareholder communications;

-  providing advertising for the Nuveen closed-end funds;

-  maintaining its closed-end fund website;

-  maintaining continual contact with financial advisers;

-  providing educational symposia;

- conducting research with investors and financial analysis regarding closed-end funds; and

-  evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

-  maintaining an in-house trading desk;

-  maintaining a product manager for the Preferred Shares;

-  developing distribution for Preferred Shares with new market participants;

-  maintaining an orderly auction process;

-  managing leverage and risk management of leverage; and

-  maintaining systems necessary to test compliance with rating agency criteria.

With respect to the Sub-Adviser, the Board Members noted that the sub-advisory agreement was essentially an agreement for portfolio management services only and that the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Original Investment Management Agreement and Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE NEW FUND & FUND ADVISERS

The New Fund did not have its own performance history at its Initial Approval Meeting. However, the Board Members were familiar with each Fund Adviser's performance record on the Existing Funds. Subsequent to the Initial Approval Meeting, the Board Members received updated performance information at each of its quarterly meetings. At the May Meeting, the Board Members noted that the Fund is a relatively new Fund with performance history that is too short for a meaningful assessment of performance.

C. FEES, EXPENSES & PROFITABILITY
   1. Fees & Expenses

  With respect to the New Fund, at the Initial Approval Meeting, the Board considered the New Fund's proposed management fee structure, its sub-advisory fee arrangements and expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds (if any). The Board Members also considered the applicable fund-level breakpoint schedule and complex-wide breakpoint schedule. In addition, the Board received information regarding the New Fund's expense ratio at

Annual Investment
Management Agreement
                                                    APPROVAL PROCESS (continued)

  each of its quarterly meetings. Based on their review of the overall fee arrangements of the New Fund, the Board Members determined that the advisory fees and expected expenses of the New Fund were reasonable.

  2. Comparisons with the Fees of Other Clients

  Due to their experience with other Nuveen funds, the Board Members are familiar with fees assessed to other clients of Nuveen or its affiliates. At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM's separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Nuveen funds (including the New Fund). The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Nuveen funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Nuveen funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Nuveen funds, the Board Members believe such facts justify the different levels of fees.

  With respect to the New Fund, in considering the fees of the Sub-Adviser, the Board Members considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable.

  3. Profitability of the Fund Advisers

  In conjunction with its review of fees at the May Meeting, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members considered Nuveen's profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

  In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

D. ECONOMIES OF SCALE & WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the New Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement at the annual review the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D -- "Approval of the New Investment Management Agreement and New Sub-Advisory Agreement -- Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. The Board Members noted that the Sub-Adviser's profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Board Members concluded that any indirect benefits received by each Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreement and Original Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Original Investment Management Agreement and Original Sub-Advisory Agreement be renewed.

Annual Investment
Management Agreement
                                                    APPROVAL PROCESS (continued)

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT & NEW SUB-ADVISORY AGREEMENT

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at the July Meeting, the Board of the Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement and New Sub-Advisory Agreement on behalf of the Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreement and New Sub-Advisory Agreement, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

- the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

- the strategic plan for Nuveen following the Transaction;

- the governance structure for Nuveen following the Transaction;

- any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Fund;

- any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;
- any anticipated effect on the Fund's expense ratio (including advisory fees) following the Transaction;

- any benefits or undue burdens imposed on the Fund as a result of the Transaction;

- any legal issues for the Fund as a result of the Transaction;

- the nature, quality and extent of services expected to be provided to the Fund following the Transaction, changes to any existing services and policies affecting the Fund, and cost-cutting efforts, if any, that may impact such services or policies;

- any conflicts of interest that may arise for Nuveen or MDP with respect to the Fund;

- the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

- from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Fund; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year the Board Members had initially approved the Original Investment Management Agreement and Original Sub-Advisory Agreement for the Fund and the continuance of such agreements, and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreement and New Sub-Advisory Agreement. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

A. NATURE, EXTENT & QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of the New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the Fund. The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the

Annual Investment
Management Agreement
                                                    APPROVAL PROCESS (continued)

Adviser or Sub-Adviser who have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of the Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Fund's transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Fund from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual and/or initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreement and the New Sub-Advisory Agreement.

B. PERFORMANCE OF THE FUND

With respect to the performance of the Fund, the Board considered that the portfolio management personnel responsible for the management of the Fund's portfolio were expected to continue to manage the portfolio following the completion of the Transaction.

As a New Fund, the Fund did not have its own performance history at its Initial Approval Meeting. The Board Members noted that the New Fund has only been operating for a short period since its inception. In this regard, with respect to the annual review at the May Meeting, the Board Members noted that the Fund had a performance history that is too short for a meaningful assessment of performance. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreement and New Sub-Advisory Agreement.

C. FEES, EXPENSES & PROFITABILITY

As described in more detail above, during the prior reviews, the Board Members considered, among other things, the management fees and expenses of the Fund, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the prior reviews, the Board Members determined that the Fund's advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreement and New Sub-Advisory Agreement, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components -- a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreement to be paid to NAM is identical to that under the Original Investment Management Agreement, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreement. Accordingly, the terms of the complex-wide component under the New Investment Management Agreement are the same as under the Original Investment Management Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual or initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

The fees paid under the New Sub-Advisory Agreement are the same as the Original Sub-Advisory Agreement. The Transaction is not anticipated to affect the profitability of the Sub-Adviser. At the annual review, the Board Members were satisfied that the respective Fund Adviser's level of profitability was reasonable in light of the services provided. Taking into account the Board's prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the Fund Advisers' levels of profitability were reasonable in light of the services provided.

D. ECONOMIES OF SCALE & WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived

Annual Investment
Management Agreement
                                                    APPROVAL PROCESS (continued)

from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreement and these same terms will apply to the New Investment Management Agreement. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual or initial review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Fund, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Fund under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Fund as a result of the Transaction or transact any business with or on behalf of the Fund (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Fund as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Fund:

- Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Fund (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

- The Fund would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreement or New Sub-Advisory Agreement (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the Fund).

- The reputation, financial strength and resources of MDP.

- The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

- The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

- The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreement and New Sub-Advisory Agreement are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to the Fund and that the New Investment Management Agreement and New Sub-Advisory Agreement should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreement and Interim Sub-Advisory Agreement. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and New Sub-Advisory Agreement. The terms of the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and Original Sub-Advisory Agreement.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PriceWaterhouseCoopers LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $172 billion in assets, as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     ESA-H-0607D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

                                    Share prices
                                    Fund details
                                    Daily financial news
                                    Investor education
                                    Interactive planning tools

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Value Opportunities Fund

By (Signature and Title)*   /s/ Kevin J. McCarthy
                            ---------------------------------------
                            Kevin J. McCarthy
                            Vice President and Secretary

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: September 6, 2007

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: September 6, 2007

* Print the name and title of each signing officer under his or her signature.